UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2024

Vision Sensing Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40983	87-2323481
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 E. 53rd St. Suite 3001, New York, NY 10022 33130

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (786) 633-2520

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and three-quarters of one Redeemable Warrant	VSACU	The Nasdaq Stock Market LLC
Class A Common Stock, $0.0001 par value per share	VSAC	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	VSACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment of Trust Agreement

On November 3, 2021, Vision Sensing Acquisition Corp., a Delaware corporation (the “Company”), consummated its initial public offering (the “Offering”). In connection therewith, the Company entered into an Investment Management Trust Agreement, dated November 1, 2021, as amended by Amendment No. 1 thereto dated May 1, 2023 and Amendment No. 2 thereto dated October 25, 2023, by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”) (the “Trust Agreement”). A form of the Trust Agreement was initially filed as an exhibit to the Company’s Registration Statement on Form S-1 (File No. 333-259766) for the Offering.

On April 30, 2024, at 9:00 a.m. ET, the Company held a virtual annual meeting of its stockholders at https://www.cstproxy.com/visionsensing/2024, pursuant to due notice (the “2024 Annual Meeting”). At the 2024 Annual Meeting, Company stockholders entitled to vote at the meeting cast their votes and approved the Trust Amendment Proposal, pursuant to which the Trust Agreement was amended by Amendment No. 3 thereto (the “Trust Agreement Amendment”) to extend the date on which Continental must liquidate the Trust Account (the “Trust Account”) established in connection with the IPO if the Company has not completed its initial business combination, from May 3, 2024 to November 3, 2024 (or such earlier date after May 3, 2024, as determined by the VSAC Board).

The foregoing summary is qualified by the full text of the Trust Agreement Amendment, which is included as Exhibit 10.1 hereto and incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

Amendment of Certificate of Incorporation

As described in Item 5.03 below, at the 2024 Annual Meeting, the stockholders of the Company approved the Third Charter Amendment and the Fourth Charter Amendment to the Company’s existing Amended and Restated Certificate of Incorporation as previously amended by the First Amendment thereto and the Second Amendment thereto (the “Existing Charter”), and the Company subsequently filed the Third Charter Amendment and the Fourth Charter Amendment with the Secretary of State of the State of Delaware.

Item 5.03.	Articles of Incorporation or Bylaws.

The Founder Share Amendment (Third Charter Amendment). The stockholders of the Company approved the Third Amendment (the “Third Charter Amendment”) to the Existing Charter at the 2024 Annual Meeting, to provide for the right of the holders of the Company’s Class B common stock, par value $0.0001 per share (the “Class B Common Stock” or “Founder Shares”) to convert such shares of Class B Common Stock into shares of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock” and together with the Class B Common Stock, the “Common Stock”) on a one-to-one basis at the election of such holders (the “Founder Share Amendment Proposal”).

The Extension Amendment (Fourth Charter Amendment). The stockholders of the Company also approved the Fourth Amendment (the “Fourth Charter Amendment”) to the Existing Charter at the 2024 Annual Meeting, giving the Company the right to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses (a “business combination”), or else (ii) cease its operations if it fails to complete such business combination, and redeem or repurchase 100% of the Company’s Class A common stock included as part of the units sold in the Company’s initial public offering that was closed on November 3, 2021 (the “IPO”) from May 3, 2024 (the “Termination Date”) by up to six (6) one-month extensions to November 3, 2024 (the “Extension Amendment Proposal”).

Following receipt of stockholder approval of the Founder Share Amendment Proposal and the Extension Amendment Proposal, the Company filed the Third Charter Amendment and the Fourth Charter Amendment with the Secretary of State of the State of Delaware. The foregoing summary is qualified by the full texts of the Third Charter Amendment and the Fourth Charter Amendment, which are included as Exhibits 3.1 and 3.2 hereto and incorporated herein by reference.

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Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 30, 2024, at 9:00 a.m. ET, the Company held the 2024 Annual Meeting of its stockholders virtually at https://www.cstproxy.com/visionsensing/2024, pursuant to due notice. On the record date of April 9, 2024, the Company had 4,350,765 shares entitled to vote at the 2024 Annual Meeting. At the 2024 Annual Meeting, holders of the Company’s common stock (the “Stockholders”) voted on five of the six proposals presented, each as described in the proxy statement/prospectus dated April 15, 2024, and cast their votes as described below:

Proposal 1- Director Proposal

The Stockholders approved the Director Proposal to re-elect the Company’s chairman and chief executive officer, George Peter Sobek, as a director of the Company to serve until the third annual meeting of stockholders following the 2024 Annual Meeting or until his successor is elected and qualified. The following is a tabulation of the voting results:

Common Stock:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,715,712 (85.404%)	3,447 (0.079%)	0	N/A

Proposal 2 - Auditor Proposal

The Stockholders approved the Auditor Proposal to ratify the selection by the Audit Committee of the Company’s Board of Directors of Adeptus Partners, LLC to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The following is a tabulation of the voting results:

Common Stock:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,715,712 (85.404%)	3,447 (0.079%)	0	N/A

Proposal 3- Founder Share Amendment Proposal

The Stockholders approved the Founder Shares Amendment Proposal, to provide for the right of the holders of the Company’s Class B Common Stock to convert such shares into shares of the Company’s Class A Common Stock on a one-to-one basis at the election of such holders. The following is a tabulation of the voting results:

Common Stock:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,715,712 (85.404%)	3,447 (0.079%)	0	N/A

Class B Common Stock:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,530,000 (100.0%)	0	0	N/A

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Proposal 4- Extension Amendment Proposal

The Stockholders approved the Extension Amendment Proposal, giving the Company the right to extend the date by which the Company must (i) consummate a business combination, or else (ii) cease its operations if it fails to complete such business combination, and redeem or repurchase 100% of the Company’s Class A common stock included as part of the units sold in the Company’s IPO from the current Termination Date of May 3, 2024 by up to six (6) one-month extensions to November 3, 2024. The following is a tabulation of the voting results:

Common Stock:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,715,712 (85.404%)	3,447 (0.079%)	0	N/A

Proposal 5 - Trust Amendment Proposal

The Stockholders approved the Trust Amendment Proposal, pursuant to which the Company’s existing Trust Agreement with Continental was amended to extend the date on which Continental must liquidate the Trust Account established in connection with the IPO if the Company has not completed its initial business combination, from May 3, 2024 to November 3, 2024 (or such earlier date after May 3, 2024, as determined by the VSAC Board). The following is a tabulation of the voting results:

Common Stock:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,715,712 (85.404%)	3,447 (0.079%)	0	N/A

Proposal 6 – Adjournment Proposal

The sixth proposal to adjourn the Stockholder Meeting (the “Adjournment Proposal”), was not presented at the Stockholders Meeting since the Director Proposal, the Auditor Proposal, the Founder Share Conversion Proposal, the Extension Amendment Proposal and the Trust Amendment Proposal received sufficient favorable votes to be adopted.

Item 8.01	Other Events.

Redemption of Shares

In connection with the voting on the Extension Amendment Proposal and the Trust Amendment Proposal at the 2024 Annual Meeting, holders of 214,374 shares of the Company’s Class A Common Stock exercised their right to redeem those shares for cash at an approximate price of $11.53 per share for an aggregate amount of approximately $2.47 million. After such redemptions, there will be 1,133,691 publicly held shares of the Company’s Class A common stock outstanding, and the price for each monthly extension under the Fourth Charter Amendment will be $51,016.10.

Intention to Extend Deadline to Complete Business Combination to June 3, 2024

The Company notified Continental on April 30, 2024 that, in accordance with the Fourth Charter Amendment and the Trust Agreement Amendment, it intends to extend the date by which the Company must consummate its initial business combination from May 3, 2024, to June 3, 2024, and that its sponsor, Vision Sensing, LLC, intends to deposit into the Company’s trust account an aggregate of $51,016.10 by May 3, 2024 (the “Extension”). In connection with the Extension, the Company intends to issue to its sponsor a non-interest bearing, unsecured promissory note in the principal amount of $51,016.10 as consideration for the funding. This will be the first of up to six one-month extensions that the Company is authorized to obtain under the Fourth Charter Amendment.

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Item 9.01.	Exhibits.

Exhibit Number	Description of Exhibit
3.1	Third Amendment to the Amended and Restated Certificate of Incorporation dated April 30, 2024.
3.2	Fourth Amendment to the Amended and Restated Certificate of Incorporation dated April 30, 2024.
10.1	Amendment No. 3 to Investment Management Trust Agreement dated April 30, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISION SENSING ACQUISITION CORP.

Date: April 30, 2024	By:	/s/ George Peter Sobek
George Peter Sobek
Chief Executive Officer

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